Exhibit 10.10

CROSSROADS SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October ___, 2010, is made and entered into by and between Crossroads Systems, Inc., a Delaware corporation with headquarters located at 11000 North Mo-Pac Expressway, Austin, TX 78759 (the “Company”), and each of the purchasers set forth on the signature pages hereto (the “Purchasers”).

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Purchasers:  (i) common stock, par value $0.001 per share, of the Company (“Common Stock”) for an aggregate purchase price  of a minimum of Five Million Dollars ($5,000,000) and up to Ten Million Dollars ($10,000,000), and (ii) warrants to purchase shares of Common Stock of the Company (the “Warrants”); and

WHEREAS, in order to induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

1.           Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings.  Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

“Effectiveness Deadline” means August 31, 2011.

“Filing Deadline” means May 1, 2011.

 “Purchasers” means the Purchasers and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the U.S. Securities and Exchange Commission (the “SEC”); provided, however, if the holders of a majority of the Registrable Securities in good faith determine that under applicable SEC interpretations, rules or policies a Rule 415 registration would not, in light of the circumstances of the Company or the proposed offering, permit the resale of all of the Registrable Securities immediately after effectiveness, or material limitations would be imposed on any such resale, then the registration shall be on Form S-1 or such other form that permits the maximum ability of holders of Registrable Securities to effectuate an unrestricted resale of such securities.

“Registrable Securities” means:  (i) the Common Stock Shares, (ii) the Warrants, (iii) the Warrant Shares issuable upon exercise or otherwise pursuant to the Warrants, and (iii) any shares of capital stock issued or issuable in exchange for or otherwise with respect to the foregoing.

“Registration Statement” means a registration statement of the Company under the Securities Act which the Company may or is obligated to file hereunder.

2.           Registration.

(a)           Mandatory Registration.  Subject to the terms and conditions under, and in accordance with the provisions of, Section 3 hereof, the Company shall (i) file a Registration Statement by the Filing Deadline relating to the resale of all Registrable Securities and (ii) effect a registration relating to the resale of the Registrable Securities by the Effectiveness Deadline.

(b)           Piggy-Back Registrations.  In the event that all Registrable Securities are not registered for resale, should the Company at any time prior to the expiration of the Registration Period (as hereinafter defined), determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide employee benefit plans), the Company shall send to each Purchaser who is entitled to registration rights under this Section 2(b) written notice of such determination and, if within twenty (20) days after the effective date of such notice (as provided for in Section 11(b) hereof), such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered.  Notwithstanding any other provision of this Agreement, the Company may withdraw any registration statement referred to in this Section 2(b) without incurring any liability to the Purchasers.

(c)           Payment for Non-Compliance; Maximum Payment.  If the registration relating to the resale of the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, then the Company shall, (i) for the first sixty (60) days following the Effectiveness Deadline (such period, the “First Payment Period”), pay to the Purchasers an amount equal to one percent (1%) of the Aggregate Purchase Price per month and (ii) following the First Payment Period, pay to the Purchaser an amount equal to two percent (2%) of the Aggregate Purchase Price per month (all such payments, the “Non-Compliance Payments”).  All Non-Compliance Payments shall be made in immediately available funds, with such payments being distributed to each Purchaser pro-rata, based on the percentage of Common Stock Shares purchased by such Purchaser pursuant to the Securities Purchase Agreement.  Such payment shall be distributed to the Purchasers on a monthly basis until the registration relating to the resale of the Registrable Securities is deemed effective.  For the avoidance of doubt the Basket and Section 9(h) of the Securities Purchase Agreement shall not apply to this Section 2(c) or any other provision of this Agreement.  The Company’s maximum liability to pay Non-Compliance Payments shall not exceed twenty five percent (25%) of the Aggregate Purchase Price.

3.           Obligations of the Company.  In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a)           On or prior to the Filing Deadline, the Company shall use its reasonable best efforts to prepare and file with the SEC a Registration Statement, providing for the registration of the offer and sale of the Registrable Securities by the Purchasers thereof.  Upon effectiveness, the Company shall use its reasonable best efforts to keep such Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of:  (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchasers reasonably acceptable to the Company) may be immediately sold to the public by non-affiliates without registration or restriction (including, without limitation, as to volume by each holder thereof) under the Securities Act (the “Registration Period”).

(b)           The Company shall use reasonable best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements.  In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon exercise of the Warrants, the Company shall use reasonable best efforts to amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely).  The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof.

(c)           If requested by a Purchaser, the Company shall furnish to each Purchaser whose Registrable Securities are included in a Registration Statement:  (i) promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Purchaser as a “Selling Stockholder” (but not any portion of such letters and correspondence that the Company believes would constitute material and non-public information of the Company or any portion that contains information for which the Company has sought confidential treatment), and (ii) promptly (but in no event more than two (2) business days) after the Registration Statement is declared effective by the SEC, such number of copies of a final prospectus and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.  The Company will promptly notify each Purchaser by facsimile of the effectiveness of each Registration Statement or any post-effective amendment.  The Company will, as promptly as reasonably practical, respond to any and all comments received from the SEC (which comments relating to such Registration Statement that pertain to the Purchasers as “Selling Stockholders” shall promptly be made available to the Purchasers upon request; provided that, the Company shall not be obligated to make available any comments that would result in the disclosure to the Purchasers of material and non-public information concerning the Company or that contain information for which the Company has sought confidential treatment), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and, if required by law, shall promptly file with the SEC a final prospectus as soon as practicable following receipt by the Company from the SEC of an order declaring the Registration Statement effective.

(d)           The Company shall use reasonable best efforts to:  (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Purchasers who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to:  (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

(e)           As promptly as reasonably practicable after becoming aware of such event, the Company shall notify each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Following the occurrence of such event, as promptly as reasonably practicable under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall use its reasonable best efforts to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request; provided, that the Company shall promptly:  (i) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such investor any of the facts or circumstances regarding) material non-public information and (ii) advise the Purchasers in writing to cease all sales under such Registration Statement until such time as the Company elects to disclose such material non-public information.

(f)           The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(g)           The Company shall permit a single firm of legal counsel designated by the Purchasers to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), a reasonable period of time prior to  filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel.  The fees of counsel for such review shall not exceed $5,000.  The sections of such Registration Statement covering information with respect to the Purchasers, the Purchaser’s beneficial ownership of securities of the Company or the Purchasers intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Purchasers.

(h)           In connection with an underwritten offering only, at the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter for sale in connection with any Registration Statement:  (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Purchasers and (ii) a letter, dated such date, from the Company’s independent registered public accounting firm in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Purchasers.

(i)           The Company shall make available for inspection during reasonable business hours by:  (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Purchasers and (iv) one firm of attorneys retained by all such underwriters (if any) (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company, including without limitation, records of conversions by other holders of convertible securities issued by the Company and the issuance of stock to such holders pursuant to the conversions (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless:  (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to comply with this Section 3(i) or otherwise disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(i).  Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Purchaser) shall be deemed to limit the Purchaser’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)           The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless:  (i) disclosure of such information is necessary to comply with federal or state securities laws or the Company’s obligations under this Agreement, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)          The Company shall take all reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the OTC bulletin board or a NASDAQ exchange.

(l)           The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(m)         The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request.  Within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) a customary instruction letter and opinion of such counsel to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities.

(n)          At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

(o)          From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company, other than the Purchasers and the holder or holders of the Placement Agent Warrant (as defined in the Schedule of Exceptions to the Securities Purchase Agreement) or shares issuable upon exercise of the Placement Agent Warrant, to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities.

(p)          The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Purchasers of Registrable Securities pursuant to a Registration Statement.

4.           Obligations of the Purchasers. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

(a)          It shall be a condition precedent to the obligations of the Company to include any Purchaser’s Registrable Securities in any Registration Statement that such Purchaser shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it,the intended method of disposition of the Registrable Securities held by it and any other information as shall be reasonably required to effect the registration of such Registrable Securities and shall provide such information and execute such documents in connection with such registration as the Company may reasonably request.  At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

(b)          Each Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from the Registration Statements.

(c)          In the event Purchasers holding a majority-in-interest of the Registrable Securities being registered  determine to engage the services of an underwriter, each Purchaser agrees to enter into and perform such Purchaser’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement.

(d)          Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e)          No Purchaser may participate in any underwritten registration hereunder unless such Purchaser:  (i) agrees to sell such Purchaser’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

(f)           Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with the offer and sale of Registrable Securities pursuant to any Registration Statement.

5.           Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Purchasers pursuant to Section 3(g) hereof shall be borne by the Company.

6.           Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)          To the extent permitted by law, the Company will indemnify, hold harmless and defend:  (i) each selling Purchaser whose Registrable Securities are covered by a Registration Statement, (ii) the directors, officers, partners, employees, agents and each person who controls any selling Purchaser within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if any, (iii) any underwriter (as defined in the Securities Act) for the Purchasers, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement under which the Registrable Securities were registered or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act any state securities law, or any rule or regulation thereunder relating to the registration or qualification under the   Securities Act, the Exchange Act or state securities laws (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to, and the Company shall not be liable to any Indemnified Person for, a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to, and the Company shall not be liable to any Indemnified Person for, amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

(b)          In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, legal counsel and accountants for the Company, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Purchaser, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use in connection with such Registration Statement (or any amendment or supplement thereto); and subject to Section 6(c) such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by such Indemnified Parties in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the case of gross negligence, fraud or willful misconduct by such Purchaser.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and if the Indemnified Parties are Purchasers under Section 6(a) above, such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Purchasers are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.           Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities, except in the case of gross negligence, willful misconduct or fraud by such seller.

8.           Reports Under the Exchange Act.  With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)          make and keep adequate public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement filed by the Company hereunder;

(b)          use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(a) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144 at any time after the Company has become subject to such reporting requirements; and

(c)          furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request:  (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements) and (ii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act).

9.           Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Purchasers to any transferee of all or any portion of Registrable Securities if:  (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment, (ii) the Company is, promptly after such transfer or assignment (but in any event within 30 days of the effective date of such transfer or assignment), furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an “accredited investor” as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.  Any failure by the transferee to timely provide the written notice required under clause (ii) above shall automatically terminate the transferee’s rights and the Company’s obligations hereunder with respect to the Registrable Securities held by such transferee that were the subject of such transfer.

10.           Amendment of Registration Rights.  The terms and provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Purchasers who hold a majority interest of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Purchaser and the Company.

11.           Miscellaneous.

(a)           A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)          Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company: Crossroads Systems, Inc. 11000 North Mo-Pac Expressway Austin, Texas 78759 Attention: Mr. Robert C. Sims, President and CEO Telephone: (512) 349-0300 Facsimile: (512) 349-0304
If to a Purchaser: To the address and fax number set forth immediately below such Purchaser’s name on the signature pages to the Securities Purchase Agreement.
With a copy to: MDB Capital Group, LLC 401 Wilshire Blvd., Suite 1020 Santa Monica, CA 90401 Attention: Peter Conley, Managing Director Telephone: (310) 526-5025 Facsimile: (310) 526-5020
Each party shall provide notice to the other party of any change in address.

(c)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)          THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(e)          THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OF TEXAS OR UNITED STATES FEDERAL COURTS LOCATED IN AUSTIN, TEXAS WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT A PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(f)           THE PARTY OR PARTIES WHICH DO NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(g)          EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(h)          In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(i)           This Agreement and the other Transaction Documents (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the other Transaction Documents (including all schedules and exhibits thereto)supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(j)           Subject to the requirements of Section 9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(k)          The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(l)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(m)         Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n)          Except as otherwise provided herein, all consents and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by Purchasers holding a majority of the Registrable Securities on a common-equivalent basis, determined as if the all of the Warrants then outstanding have been exercised into Registrable Securities.

(o)          The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each Purchaser shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein,  to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(p)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

CROSSROADS SYSTEMS, INC.

By:
Name: Brian Bianchi
Title: Chief Operating Officer

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Registration Rights Agreement
Purchaser Counterpart Signature Page

The undersigned, desiring to: enter into this Registration Rights Agreement dated as of _______ __, 2010 (the “Agreement”), between the undersigned, Crossroads Systems, Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _______ __, 2010.

PURCHASER:

Name and Address, Fax No. and Social Security No./EIN of Purchaser:

Fax No.:
Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature